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                                                                     Exhibit 23
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                      Consent of Independent Accountants
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 33-64198) of Dana Corporation of our report dated January 25, 1996, appearing on page 22 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page 17 of this Form 10-K.

PRICE WATERHOUSE LLP
/s/ Price Waterhouse LLP

Toledo, Ohio
March 4, 1996